FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

NEONODE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-8419	94-1517641
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Warfvingesväg 45, SE-112 51 Stockholm, Sweden 4000 Executive Parkway, San Ramon, CA, 94549
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +46 8 678 18 50 — Sweden (925) 355-2000 — USA

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Results of Operations and Financial Condition

On April 15, 2008, as required by NASDAQ rules, Neonode Inc. issued a press release related to the receipt of a qualified opinion as to the company’s financial statements for the fiscal year ended December 31, 2007. A copy of the press release is attached.

Item 9.01. Financial Statements and Exhibits

99.1	Press release dated April 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEONODE INC.

Date: April 16, 2008	/s/ David W. Brunton
David W. Brunton
Chief Financial Officer, Vice President, Finance and Secretary